SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

A. O. Smith Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-475	39-0619790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 245008, Milwaukee, Wisconsin 53224-9508

(Address of principal executive offices, including zip code)

(414) 359-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 20, 2006, A. O. Smith Corporation (“the Company”) issued a news release announcing the Company’s 2005 earnings. A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On January 20, 2006, A. O. Smith Corporation issued a news release announcing that it has reached an agreement in principle with the two majority shareholders of GSW Inc. on A. O. Smith’s pending acquisition of the Canadian-based company. The news release is filed with this Current Report as Exhibit 99.1, and its contents are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibit is being filed herewith:

(99.1)    News Release of A. O. Smith Corporation, dated January 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION

Date: January 20, 2006	By:	/s/ Terry M. Murphy
Terry M. Murphy Senior Vice President and Chief Financial Officer

A. O. SMITH CORPORATION

Exhibit Index to Current Report on Form 8-K Dated January 20, 2006.

Exhibit Number	Description
(99.1)	News Release of A. O. Smith Corporation, dated January 20, 2006.